Name of Subscriber: _______________________

HANDHELD ENTERTAINMENT, INC.

SUBSCRIPTION AGREEMENT

Handheld Entertainment, Inc.
539 Bryant Street, Suite 403
San Francisco, CA 94107

Ladies and Gentlemen:

1. Subscription. (a) The undersigned, intending to be legally bound, hereby irrevocably subscribes to purchase from Handheld Entertainment, Inc., a Delaware corporation (the “Company”), for a purchase price equal to the face value thereof, the principal amount of 8% Notes due 2007 of the Company (the “Offering Notes”)set forth on the signature page hereof. This subscription is made in accordance with and subject to the terms and conditions described in this Subscription Agreement (this “Agreement”). The terms of the Offering Notes shall be substantially as set forth in the form of 8% Note due 2007 attached hereto as Exhibit A. The terms of certain warrants (the “Warrants”) that may be issued pursuant to the terms of the Offering Notes shall be substantially as set forth in the form attached hereto as Exhibit B.

The Offering Notes that are the subject of this Agreement are part of an offering by the Company (the “Offering”) of up to $3,000,000 aggregate principal amount of Offering Notes (the “Maximum Amount”). The Company is offering Offering Notes until June 15, 2007, although the Company reserves the right, in its sole discretion, to extend the Offering period until some later date (such date, as the same may be extended, the “Expiration Date”).

The Company may hold the first closing of the Offering (the “First Closing”) at any time on or prior to the Expiration Date. Following the First Closing, the Company may continue to sell Offering Notes up to the Maximum Amount and may conduct closings from time to time for additional shares sold. A final closing will be held promptly after the earlier to occur of (i) the Expiration Date and (ii) acceptance of subscriptions for sale of the Maximum Amount. The Company may terminate the Offering at any time without prior notice. Also, the Company may reject any subscription for Offering Notes in whole or in part for any reason in its sole discretion. The Company and the undersigned intend that the Offering be a short-term “bridge” financing, and the Company is seeking to consummate an acquisition, debt or equity raise or other transaction (alternatively, the “Refinancing”) the proceeds of which may be used to repay the Offering Notes. The Company shall use its commercially reasonable efforts to consummate the Refinancing within 180 days of the date hereof; however, the undersigned acknowledges that there can be no assurance that the Company will effect any Refinancing on a timely basis, on reasonable terms or at all.

The Units being sold in the Offering and all of the Subject Securities (as defined below) are speculative and investment therein involves a high degree of risk. Prospective investors are urged to carefully consider examine the business and prospects of the Company. Investors must be prepared to bear the economic risk of their investment for an indefinite period and be able to withstand a total loss of their investment.

The undersigned understands that the Offering Notes are being offered and issued pursuant to an exemption from the registration requirements of the Securities Act, provided by Section 4(2) of such Act. As such, the Offering Notes are being offered and sold only to investors who qualify as “Accredited Investors” (as defined in Rule 501 promulgated under the Securities Act), and the Company is relying on the representations made by the undersigned in this Agreement in determining the availability of such exemption. The Offering Notes are, and any Warrants issued pursuant to the Offering Notes and any shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) issued upon exercise of the Warrants will be, “restricted securities” for purposes of the United States securities laws and cannot be transferred except as permitted under those laws.

(b) The undersigned is delivering (i) an executed copy of the signature page of and Exhibit C to this Agreement and (ii) the subscription payment, in immediately available funds, which may be made by wire transfer to the Company pursuant to the following instructions:

Bank:

ABA No.:

Account Name:

Account No.:

Apply To:

Attention:

If the Offering is oversubscribed, or for any other reason determined by the Company in its discretion, the Company may determine to reject a subscription or to accept a subscription for only a portion of the Offering Notes for which the undersigned has subscribed in this Agreement. If this subscription is accepted by the Company, in whole or in part, then the Company will deliver to the undersigned the principal amount of Offering Notes for which the undersigned’s subscription is accepted. If this subscription is rejected in whole or in part, then the Company shall promptly refund to the undersigned, without interest, any funds that the undersigned had delivered to the Company in excess of the aggregate purchase price of any Offering Notes for which the undersigned’s subscription is accepted.

(c) The undersigned may not withdraw this subscription or any amount paid pursuant thereto except as otherwise provided below.

2. Piggy-Back Registration Rights.

(a) The Company shall notify the undersigned in writing at least twenty (20) days prior the filing of any registration statement under the Securities Act of 1933, as amended (the “Securities Act”), in connection with a public offering of shares of Common Stock (including, but not limited to, registration statements relating to secondary offerings of securities of the Company but excluding any registration statements (i) on Form S-4 or S-8 (or any successor or substantially similar form), or of any employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan, or a dividend reinvestment plan, (ii) otherwise relating to any employee, benefit plan or corporate reorganization or other transactions covered by Rule 145 promulgated under the Securities Act, or (iii) on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the resale of the shares of Common Stock issuable upon conversion of the Warrants (the “Warrant Shares”)) and will afford the undersigned an opportunity to include in such registration statement all or part of the Warrant Shares held by the undersigned. In the event the undersigned desires to include in any such registration statement all or any part of the Warrant Shares held by the undersigned, the undersigned shall within ten (10) days after the above-described notice from the Company, so notify the Company in writing, including the number of such Warrant Shares the undersigned wishes to include in such registration statement. If the undersigned decides not to include all of its Warrant Shares in any registration statement thereafter filed by the Company the undersigned shall nevertheless continue to have the right to include any Warrant Shares in any subsequent registration statement or registration statements as may be filed by the Company with respect to the offering of the securities, all upon the terms and conditions set forth herein.

(b) Notwithstanding the foregoing, if the managing underwriter or underwriters of any such proposed public offering advise the Company that the total amount or kind of securities which the undersigned, the Company and any other Persons intended to be included in such proposed public offering is sufficiently large to adversely affect the success of such proposed public offering, then the amount or kind of securities to be offered for the amount of the various parties wishing to have shares of Common Stock registered shall be included in the following order:

(i) If the Company proposed to register treasury shares or authorized but unissued shares of Common Stock (collectively, “Primary Securities”):

(A) first, the Primary Securities;

(B) second, the Warrant Shares requested to be included in such registration, together with shares of Common Stock which do not constitute Warrant Shares or Primary Securities (“Other Securities”) held by parties exercising similar piggy-back registration rights (or if necessary, such Warrant Shares and Other Securities pro rata among the holders thereof based upon the number of such Warrant Shares and Other Securities requested to be registered by each such holder).

(ii) If the Company proposed to register Other Securities:

(A) first, the Other Securities requested to be included in such registration by holders exercising demand registration rights;

(B) second, the Warrant Shares requested to be included in such registration, together with Other Securities held by parties exercising similar piggy-back registration rights (or if necessary, such Warrant Shares and Other Securities pro rata among the holders thereof based upon the number of such Warrant Shares and Other Securities requested to be registered by each such holder).

Anything to the contrary in this Agreement notwithstanding, the Company may withdraw or postpone a registration statement referred to herein (a “Registration Statement”) at any time before it becomes effective or withdraw, postpone or terminate the offering after it becomes effective without obligation to the undersigned.

(c) In connection with its obligation under this Section 2, the Company will (i) furnish to undersigned without charge, at least one copy of any effective Registration Statement and any post-effective amendments thereto, including financial statements and schedules, and, if the undersigned so requests in writing, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) in the form filed with the Securities and Exchange Commission; and (ii) deliver to the undersigned and the underwriters, if any, without charge, as many copies of the then effective the prospectus included the Registration Statement, as the same may be amended or supplemented, (including such prospectus subject to completion) (the “Prospectus”) and any amendments or supplements thereto as such Persons may reasonably request.

(d) As a condition to the inclusion of its Warrant Shares, the undersigned shall furnish to the Company such information regarding the undersigned and the distribution proposed by the undersigned as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

(e) The undersigned agrees by acquisition of Warrant Shares that, upon receipt of any notice from the Company of the happening of any event that, in the good faith judgment of the Company’s Board of Directors, requires the suspension of the undersigned’s rights under this Section 2, undersigned will forthwith discontinue disposition of Warrant Shares pursuant to the then current Prospectus until undersigned is advised in writing by the Company that the use of the Prospectus may be resumed. If so directed by the Company, on the happening of such event, undersigned will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in buyer’s possession, of the Prospectus covering such Warrant Shares at the time of receipt of such notice.

(f) The undersigned hereby covenants with the Company (i) not to make any sale of Warrant Shares without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and (ii) if such Warrant Shares are to be sold by any method or in any transaction other than on a national securities exchange, the Nasdaq National market, Nasdaq SmallCap Market or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least 5 business days prior to the date on which the undersigned first offers to sell any such Warrant Shares.

(g) The undersigned acknowledges and agrees that the Warrant Shares sold pursuant to the Registration Statement described in this Agreement are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Warrant Shares is accompanied by a certificate reasonably satisfactory to the Company to the effect that (x) the Warrant Shares have been sold in accordance with such Registration Statement and (y) the requirement of delivering a current Prospectus has been satisfied.

(h) The undersigned shall not take any action with respect to any distribution deemed to be made pursuant to such Registration Statement, which would constitute a violation of Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any other applicable rule, regulation or law.

(i) Upon the expiration of the effectiveness of any Registration Statement, the undersigned shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and the undersigned shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company

(j) In the case of the registration of any underwritten primary offering initiated by the Company (other than any registration by the Company on Form S-4 or Form S-8 (or any successor or substantially similar form), or of (i) an employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan, or (ii) a dividend reinvestment plan) or any underwritten secondary offering initiated at the request of a holder of securities of the Company pursuant to registration rights granted by the Company. The undersigned agrees not to effect any public sale or distribution of securities of the Company, except as part of such underwritten registration, during the period beginning fifteen (15) days prior to the closing date of such underwritten offering and during the period ending ninety (90) days after such closing date (or such longer period as may be reasonably requested by the Company or by the managing underwriter or underwriters).

(k) Anything to the contrary contained in this Agreement notwithstanding, when, in the opinion of counsel for the Company, registration of the Warrant Shares is not required by the Securities Act, in connection with a proposed sale of such Warrant Shares, the undersigned shall have no rights pursuant to this Section 2. In furtherance and not in limitation of the foregoing, the undersigned shall have no rights pursuant to this Section 2 at such time as all of the undersigned’s Warrant Shares may be sold in a three-month period pursuant to Rule 144.

3. Representations and Warranties of the Company. The Company represents and warrants to the undersigned as follows, in each case as of the date hereof and in all material respects as of the date of any closing, except for any changes resulting solely from the Offering:

(a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to own, lease, license and use its properties and assets and to carry out the business in which it proposes to engage.

(b) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to issue and sell the Offering Notes subscribed for hereunder, the Exchange Notes (as defined below), the Warrants issuable pursuant to such Offering Notes and the shares of Common Stock issuable upon exercise of such Warrants (collectively, the “Subject Securities”). All necessary proceedings of the Company have been duly taken to authorize the execution, delivery, and performance of this Agreement, the Offering Notes and the Warrants (collectively, the “Transaction Documents”). The Transaction Documents have been duly authorized by the Company and, when executed and delivered by the Company, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with their terms. The Common Stock issuable upon exercise of the Warrants, when issued in compliance with the provisions of the Transaction Documents, will be validly issued, fully paid and nonassessable and free of any liens or encumbrances other than any liens or encumbrances that result from such Common Stock being held by any person other than the Company. The Offering Notes and Warrants are duly authorized, and when issued pursuant to the Transaction Documents, will be validly issued.

(c) No consent of any party to any contract, agreement, instrument, lease or license to which the Company is a party or to which any of its properties or assets are subject is required for the execution, delivery or performance by the Company of any of the Transaction Documents or the issuance and sale of the Subject Securities.

(d) The execution, delivery and performance of Transaction Documents and the issuance and sale of the Subject Securities will not violate or result in a breach of, or entitle any party (with or without the giving of notice or the passage of time or both) to terminate or call a default under any contract or agreement to which the Company is a party or violate or result in a breach of any term of the certificate of incorporation or by-laws of the Company, or, assuming compliance with applicable state securities or “blue sky” laws, violate any law, rule, regulation, order, judgment or decree binding upon, the Company, or to which any of their respective operations, businesses, properties or assets are subject, the breach, termination or violation of which, or default under which, would have a material adverse effect on the operations, business, properties or assets of the Company.

(e) Except to the extent modified by the Offering, the Company’s capitalization is disclosed in the Handheld SEC Filings.

(f) Except as set forth on Schedule 3(f), there are no brokerage commissions, finder’s fees or similar fees or commissions payable by the Company in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with or known to the Company.

(g) Except as would not reasonably be expected to have a Material Adverse Effect, the Company is not in violation or default of any provisions of its certificate of incorporation or bylaws, as may be amended, as applicable, any instrument, judgment, order, writ or decree, or any material provision of any contract or agreement, to which it is a party or by which it is bound or of any provision of federal, state or local statute, rule or regulation applicable to the Company or its business. Except as would not reasonably be expected to have a Material Adverse Effect, the execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree, contract or agreement, or require any consent, waiver or approval thereunder, or constitute an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company (solely except as provided in this Agreement).

(h) Except as disclosed in the Handheld SEC Filings, the Company is not a party to any litigation, action, suit, proceeding or investigation, nor, to the knowledge of the Company, has any litigation, action, suit, proceeding or investigation been threatened against the Company where such litigation, action, suit, proceeding or investigation would, if adversely determined, reasonably be expected to (i) have a material adverse affect on the financial condition of the Company or (ii) have a material adverse effect on the ability of the Company to perform its obligations under this Agreement or any of the other Transaction Documents (either (i) or (ii), a “Material Adverse Effect”).

(i) The Company has good and marketable title to its properties and assets held in each case free and clear of all liens, pledges, security interests, encumbrances, attachments or charges of any kind (each a “Lien”), except for (i) Liens for taxes that are not yet due and payable, (ii) Liens that do not or are not reasonably likely to result in a Material Adverse Effect or (iii) Liens disclosed in the Handheld SEC Filings (Liens described in clauses (i), (ii) and (iii) are referred to as “Permitted Liens”). With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of the Company’s knowledge, the Company holds valid leasehold interests in such property and assets free and clear of any Liens of any other party other than the lessors of such property and assets, except for Permitted Liens.

(j) Except as disclosed in the Financial Statements (as defined below), incurred pursuant to the Offering or incurred in the ordinary course of business, the Company has no obligations or liabilities of any kind (absolute or contingent, direct or indirect) pursuant to any agreement of any kind related to any indebtedness of any kind.

(k) The Company owns, free and clear of all Liens other than Permitted Liens, or is licensed or otherwise possesses legally enforceable rights to use, all patents, trademarks, trade names, service marks and copyrights material to the operation of the Company’s business, and any applications related to any of the foregoing (collectively, “Intellectual Property”).

(l) All reports required to be filed by the Company since and including the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006, to and including the relevant Closing (collectively, the “Handheld SEC Filings”) have been duly filed with the Securities and Exchange Commission, complied at the time of filing in all material respects with the requirements of their respective forms and were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The parties agree that it shall not be a breach of this Section 3(l) if the Company did not timely file any report.

(m) The financial statements and supporting schedules (the “Financial Statements”) included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2006 (the “Balance Sheet Date”) are complete and correct in all material respects and present fairly the financial position of the Company as of the dates specified and the results of operations for the periods specified, in each case, in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as indicated therein or in the notes thereto. Since the Balance Sheet Date, there has not been, except where it was either disclosed in the Handheld SEC Filings or would not reasonably be expected to have a Material Adverse Effect, (a) any payment of dividends on, or other distribution with respect to, or any direct or indirect redemption, purchase or acquisition of, any shares of the capital stock or other securities of the Company, (b) any disposition of any tangible or intangible material asset of the Company, (c) any damage, destruction or loss (whether or not covered by insurance) of any material asset of the Company, or (d) any change in the accounting methods, practices or policies followed by the Company or any change in depreciation or amortization policies or rates theretofore adopted, which has not been adequately provided for or disclosed in the Financial Statements.

4. Representations, Warranties and Covenants of the Subscriber. The undersigned hereby represents and warrants to, and agrees with, the Company as follows:

(a) The undersigned is an Accredited Investor, as specifically indicated in Exhibit C to this Agreement, which is being delivered to the Company herewith.

(b) If a natural person, the undersigned is: a bona fide resident of the state or non-United States jurisdiction contained in the address set forth on the signature page of this Agreement as the undersigned’s home address; at least twenty-one (21) years of age; and legally competent to execute the Transaction Documents. If an entity, the undersigned has its principal offices or principal place of business in the state or non-United States jurisdiction contained in the address set forth on the signature page of this Agreement, the individual signing on behalf of the undersigned is duly authorized to execute the Transaction Documents.

(c) Each of the Transaction Documents to which the undersigned is party has been duly executed and delivered by the undersigned and constitutes the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms.

(d) Neither the execution, delivery nor performance of the Transaction Documents by the undersigned violates or conflicts with, creates (with or without the giving of notice or the lapse of time, or both) a default under or a lien or encumbrance upon any of the undersigned’s assets or properties pursuant to, or requires the consent, approval or order of any government or governmental agency or other person or entity under (i) any note, indenture, lease, license or other agreement to which the undersigned is a party or by which it or any of its assets or properties is bound or (ii) any statute, law, rule, regulation or court decree binding upon or applicable to the undersigned or its assets or properties. If the undersigned is not a natural person, the execution, delivery and performance by the undersigned of the Transaction Documents, have been duly authorized by all necessary corporate or other action on behalf of the undersigned and such execution, delivery and performance does not and will not constitute a breach or violation of, or default under, the charter or by-laws or equivalent governing documents of the undersigned.

(e) The undersigned has received, read carefully and is familiar with the Transaction Documents and the Handheld SEC Filings.

(f) The undersigned is familiar with the business, plans and financial condition of the Company, the terms of the Offering and any other matters relating to the Offering; the undersigned has received all materials which have been requested by the undersigned; the undersigned has had a reasonable opportunity to ask questions of the Company and its representatives, and the Company has answered to the satisfaction of the undersigned all inquiries that the undersigned or the undersigned’s representatives have put to it. The undersigned has had access to all additional information that the undersigned has deemed necessary to verify the accuracy of the information set forth in this Agreement and the Handheld SEC Filings, and has taken all the steps necessary to evaluate the merits and risks of an investment as proposed under this Agreement.

(g) The undersigned acknowledges that this subscription is and shall be irrevocable and this subscription and the agreements contained herein shall survive the insolvency, death or disability of the undersigned (as applicable), except that the undersigned shall have no obligation hereunder in the event that its subscription is for any reason rejected or the Offering is cancelled or terminated by the Company, which the Company reserves the right to do in its sole and absolute discretion and for any reason.

(h) The undersigned hereby acknowledges and represents that: (i) the undersigned has prior investment experience, including investment in securities which are non-listed, unregistered and/or not traded on an automated quotation system; (ii) the undersigned recognizes the highly speculative nature of an investment in the Subject Securities; and (iii) the undersigned is able to bear the economic risk which the undersigned hereby assumes.

(i) The undersigned understands the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

(j) The undersigned acknowledges that the undersigned has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the Subject Securities. In particular, the undersigned agrees that no sale, assignment or transfer of any of the Subject Securities acquired by the undersigned shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless (i) the sale, assignment or transfer of such Subject Securities is registered under the Securities Act, it being understood that the Subject Securities are not currently registered for sale and that the Company has no obligation or intention to so register the Subject Securities, except as contemplated by Section 2; (ii) the Subject Securities are sold, assigned or transferred in accordance with all the requirements and limitations of an exemption from registration under the Securities Act. The undersigned further understands that an opinion of counsel satisfactory to the Company and other documents may be required to transfer the Subject Securities.

(k) The undersigned acknowledges that the Subject Securities to be acquired will be subject to a stop transfer order and any certificate or certificates evidencing any Subject Securities shall bear the following or a substantially similar legend and such other legends as may be required by state blue sky laws:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.”

(l) The undersigned will acquire the Subject Securities for the undersigned’s own account (or, if such individual is married, for the joint account of the undersigned and the undersigned’s spouse either in joint tenancy, tenancy by the entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein in violation of the securities laws, and has no present intention of distributing or selling to others any of such interest or granting any participation therein in violation of the securities laws.

(m) In subscribing for Offering Notes, the undersigned is not relying on any representations and warranties of the Company other than those in this Agreement.

(n) The undersigned is not subscribing for Offering Notes as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company with which the undersigned had a pre-existing relationship in connection with investments in securities generally.

(o) The undersigned is not relying on the Company or its officers, directors or professional advisors for advice with respect to the tax and other economic considerations of an investment.

(p) The undersigned understands that the net proceeds from all subscriptions paid and accepted pursuant to the Offering (after deduction for any commissions, discounts, consulting fees and other expenses of the Offering) may be used for such purposes as the Company determines from time to time.

(q) Except as set forth on the signature page hereto, the undersigned has not engaged any broker or other person or entity that is entitled to a commission, fee or other remuneration as a result of the execution, delivery or performance of this Agreement.

(r) The undersigned represents, warrants and covenants to the Company as set forth in Schedule 4(r), which is incorporated herein by reference.

(s) The undersigned represents and warrants that the undersigned has not during the last thirty (30) days, and hereby agrees that from the date hereof and continuing until the undersigned no longer holds any Subject Securities the undersigned shall not, without the prior written consent of the Company, directly or indirectly, through related parties, affiliates or otherwise, (i) sell “short” or “short against the box” (as those terms are generally understood) any equity security of the Company or (ii) otherwise engage in any transaction which involves hedging of the undersigned’s position in any equity security of the Company, provided, however, that it shall not be a violation of this Section 4(s), if the undersigned places a sell order for shares of Common Stock issuable upon conversion of the Warrants at or following the time exercise of such Warrants is requested and all conditions to such exercise have been satisfied, relies on the Company to deliver such Common Stock in accordance with the Warrants and completes the sale of such Common Stock before the Company delivers the Common Stock to the undersigned.

5. Participation Rights. As provided in the Offering Notes, if the Company enters into any private placement of equity securities or securities convertible into equity securities while any Offering Notes or 8% Notes due 2008 of the Company that may be issued in exchange for such Offering Notes (the “Exchange Notes”) are outstanding (a “Subsequent Offering”), then the Company shall provide each holder of Offering Notes or Exchange Notes (a “Holder”) with notice (a “Subsequent Offering Notice”) describing in reasonable detail the terms and pricing of such Subsequent Offering. Each Holder shall then be entitled, subject to the terms of the Offering Notes and Exchange Notes, to participate in such Subsequent Offering on the same terms and conditions as the other investors therein, except that, in lieu of paying a cash purchase price in the Subsequent Offering, a Holder shall exchange such Holder’s Offering Note or Exchange Note for the Company securities being sold in the Subsequent Offering (the “Subsequent Offering Exchange”). Furthermore, if any Subsequent Offering raises gross proceeds in excess of $5,000,000, then, subject to the terms of the Offering Notes and Exchange Notes, each Holder that did not elect to participate in the Subsequent Offering may elect to have the entire principal and accrued interest on such Holder’s Offering Note or Exchange Note prepaid (the “Subsequent Offering Prepayment”). Any such Subsequent Offering Exchange or Subsequent Offering Prepayment shall constitute a Prepayment (as defined in the Offering Notes) and may trigger the Company’s obligations to issue Warrants pursuant to the Offering Notes (but not the Exchange Notes).

6. Indemnification.

(a) General. The undersigned understands the meaning and legal consequences of the representations, warranties and agreements contained in this Agreement and the other Transaction Documents, including without limitation Section 4 hereof, and agrees to indemnify and hold harmless the Company and each officer, director, partner, employee, agent and controlling person of the Company, past, present or future, from and against any and all loss, damage or liability (collectively, “Losses”) due to or arising out of a breach of any such representation, warranty or agreement. The Company shall indemnify and hold harmless the undersigned and each officer, director, partner, employee, agent and controlling person of the undersigned, past, present or future, from and against any and all Losses due to or arising out of a breach of any representation, warranty or agreement by the Company in this Agreement or any other Transaction Document.

Without limiting the foregoing, the undersigned acknowledges that he/she understands the meaning and legal consequences of the representations and warranties contained hereof, and he/she hereby agrees to indemnify and hold harmless Chicago Investment Group from and against any and all Losses due to or arising out of a breach of any representation or warranty of the undersigned contained in this Agreement. This paragraph is expressly intended to be for the benefit of, and enforceable by, Chicago Investment Group, and shall survive any termination of this Agreement.

(b) Limitation on Indemnification. The maximum amount payable by the undersigned, on the one hand, or the Company, on the other hand, to all indemnified parties in respect of claims made for indemnification under Section 6(a) shall not exceed, in the aggregate, the aggregate purchase price of Offering Notes paid by the undersigned in the Offering.

(c) Sole Remedy. The parties hereto agree and acknowledge that subsequent to the Closing, the indemnification rights provided in this Section 6 shall be the exclusive remedy of each party hereto against each other party hereto for breaches of the representations and warranties contained in this Agreement except with respect to (i) claims involving fraud or (ii) any injunctive relief to which any party may be entitled.

(d) Notice. (a) A party which is entitled to indemnification under this Section 6 (in such capacity, individually and collectively, an “Indemnified Party”) with respect to any Loss shall give written notice thereof to the party required to provide such indemnification hereunder (in such capacity, individually and collectively, an “Indemnifying Party”) promptly after receipt of any written claim by any third party and in any event not later than twenty (20) business days after receipt of any such written claim (or not later than ten (10) business days after the receipt of any such written claim in the event such written claim is in the form of a formal complaint filed with a court of competent jurisdiction and served on the Indemnified Party), specifying in reasonable detail the amount, nature and source of the claim, and including therewith copies of any notices or other documents received from third parties with respect to such claim; provided, however, that failure to give such notice shall not limit the right of an Indemnified Party to recover indemnity or reimbursement except to the extent that the Indemnifying Party suffers any prejudice or harm with respect to such claim as a result of such failure. The Indemnified Party shall also provide the Indemnifying Party with such further information concerning any such claims as the Indemnifying Party may reasonably request by written notice.

(e) Payment of Losses. Within thirty (30) calendar days after receiving notice of a claim for indemnification or reimbursement, the Indemnifying Party shall, by written notice to the Indemnified Party, either (i) concede or deny liability for the claim in whole or in part, or (ii) in the case of a claim asserted by a third party, advise that the matters set forth in the notice are, or will be, subject to contest or legal proceedings not yet finally resolved. If the Indemnifying Party concedes liability in whole or in part, it shall, within twenty (20) business days of such concession, pay the amount of the claim to the Indemnified Party to the extent of the liability conceded. Any such payment shall be made in immediately available funds equal to the amount of such claim so payable. If the Indemnifying Party denies liability in whole or in part or advises that the matters set forth in the notice are, or will be, subject to contest or legal proceedings not yet finally resolved, then the Indemnifying Party shall make no payment (except for the amount of any conceded liability payable as set forth above) until the matter is resolved in accordance with this Agreement.

(f) Defense of Claims. In the case of any third party claim, if within 20 days after receiving the notice described in the preceding Section 6(d), the Indemnifying Party or Parties (i) gives written notice to the Indemnified Party stating that the Indemnifying Party would be liable under the provisions hereof for indemnity in the amount of such claim if such claim were valid and that the Indemnifying Party disputes and intends to defend against such claim, liability or expense at the Indemnifying Party’s own cost and expense and (ii) provides assurance reasonably acceptable to such Indemnified Party that such indemnification will be paid fully and promptly if required and such Indemnified Party will not incur cost or expense during the proceeding, then the Indemnifying Party shall be entitled to assume the defense of such claim and to choose counsel for the defense (subject to the consent of such Indemnified Party which consent shall not be unreasonably withheld) and such Indemnified Party shall not be required to make any payment with respect to such claim, liability or expense as long as the Indemnifying Party is conducting a good faith and diligent defense at its own expense; provided, however, that the assumption of the defense of any such matters by the Indemnifying Party shall relate solely to the claim, liability or expense that is subject or potentially subject to indemnification. If the Indemnifying Party assumes such defense in accordance with the preceding sentence, it shall have the right to settle (provided that any such settlement which results in any adverse consequences to the Indemnified Party shall require the consent of such Indemnified Party, which consent shall not be unreasonably withheld) all indemnifiable matters related to claims by third parties which are susceptible to being settled provided the Indemnifying Party’s obligation to indemnify such Indemnified Party therefor will be fully satisfied by payment of money by the Indemnifying Party pursuant to a settlement which includes a complete release of such Indemnified Party. The Indemnified Party shall not settle any claim with respect to which the Indemnifying Party has assumed the defense, without the prior written consent of the Indemnifying Party. The Indemnifying Party shall keep such Indemnified Party apprised of the status of the claim, liability or expense and any resulting suit, proceeding or enforcement action, shall furnish such Indemnified Party with all documents and information that such Indemnified Party shall reasonably request and shall consult with such Indemnified Party prior to acting on major matters, including settlement discussions. Notwithstanding anything herein stated, such Indemnified Party shall at all times have the right to participate in, but not control, such defense at its own expense directly or through counsel; provided, however, if the named parties to the action or proceeding include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct, the reasonable expense of separate counsel for such Indemnified Party shall be paid by the Indemnifying Party provided that such Indemnifying Party shall be obligated to pay for only one such counsel. If no such notice of intent to dispute and defend is given by the Indemnifying Party, or if such diligent good faith defense is not being or ceases to be conducted, such Indemnified Party may undertake the defense of (with counsel selected by such Indemnified Party and paid by the Indemnifying Party), and shall have the right to compromise or settle, such claim, liability or expense (exercising reasonable business judgment) with the consent of the Indemnifying Party, which consent shall not be unreasonably withheld. Such Indemnified Party shall make available all information and assistance that the Indemnifying Party may reasonably request and shall cooperate with the Indemnifying Party in such defense.

7. Transferability. Neither this Agreement, nor any interest of the undersigned herein, shall be assignable or transferable by the undersigned in whole or in part except by operation of law. Any attempt to assign or transfer this agreement or any interest therein other than by operation of law shall be void.

8. Confidentiality. The undersigned acknowledges and agrees that all information, written and oral, concerning the Company furnished from time to time to the undersigned, including, without limitation, the Memorandum, has been and is provided on a confidential basis pursuant to a confidentiality agreement between the undersigned and the Company.

9. Miscellaneous.

(a) This Agreement, including the exhibits hereto, sets forth the entire understanding of the parties with respect to the undersigned’s purchase of Offering Notes from the Company, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by the party to be charged.

(b) Except as otherwise specifically provided herein, any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar guaranteed overnight delivery or courier service or delivered in person against receipt to the party to whom it is to be given,

(i)	if to the Company, Handheld Entertainment, Inc. 539 Bryant Street, Suite 403 San Francisco, CA 94107 Attn: President

(ii)	with a copy to, Haynes and Boone, LLP 153 East 53rd Street Suite 4900 New York, New York 10022 Attn: Harvey J. Kesner, Esq.

(iii)	if to the undersigned, at the address set forth on the signature page hereof,

or in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9(b). Any notice given by means permitted by this Section 9(b) shall be deemed given at the time of receipt thereof at the address specified in this Section 9(b).

(c) This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Company, and the permitted successors, assigns, heirs and personal representatives of the undersigned, not including, however, any transferees of the Subject Securities.

(d) The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

(e) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(f) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of law that would defer to the substantive law of another jurisdiction.

(g) In the event that any provision of this Agreement shall be determined to be illegal or unenforceable, that provision will be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

(h) Except as otherwise expressly set forth herein, this Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

(i) The parties hereto irrevocably consent to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument.

[Signature page follows immediately]

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, which shall be effective as of the day and year this subscription has been accepted by the Company as set forth below.

Principal amount of Offering Notes subscribed for (and purchase price): $____________
Print Name of Subscriber:
_________________________________

_________________________________

Social Security Number or other Taxpayer ID Number

By: ______________________________
(Signature of Subscriber or Authorized Signatory)
Name:
Title:

Address: __________________________

__________________________

Telephone:_________________________

Fax:_______________________________

If the Subject Securities will be held as joint tenants, tenants in common, or community property, please complete the following:

_________________________________
Print name of spouse or other co-subscriber

_________________________________
Signature of spouse or other co-subscriber

_________________________________
Social Security Number or other Taxpayer ID Number

_________________________________
Print manner in which shares will be held

If the Offering Notes have been purchased through a broker or other intermediary, please identify such entity: ___________

[Please complete Signature Page for each subscriber.]

ACCEPTANCE OF SUBSCRIPTION

_____________________________
Name of Subscriber

ACCEPTED BY:

HANDHELD ENTERTAINMENT, INC.

By: ___________________________________
Name:
Title:

Date: _______________________, 2007

Accepted for $_________ principal amount of Offering Notes.